Exhibit 99.2

OTC | LLEX Corporate Presentation January 2017

Disclaimer

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes", "expects", "anticipates", "intends", "plans", "estimates", "should", "likely" or similar expressions, indicates a forward-looking statement. These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. The identification in this presentation of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive. These forward-looking statements are given only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligations to update any forward-looking statements.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: The success of the company's exploration and development efforts; the price of oil, gas and other produced gasses and liquids; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas, oil and other products; the ability of the company to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; cost of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price. See "Risk Factors" in the company's 2015 Annual Report on Form 10-K, Quarterly Reports on 10-Q and other public filings and press releases.

RESERVE/RESOURCE DISCLOSURE

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions of such terms. Reserve estimates that are intended to meet SEC guidelines are included in our periodic reports filed with the SEC. In this presentation, we sometimes also refer to broader, less precise terms when characterizing reserve estimates, such as "resource potential" and "estimated ultimate recovery", or "EUR", which the SEC does not permit to be disclosed in SEC filings and are not intended to conform to SEC filing requirements. These estimates are by their nature more speculative than those disclosed in our SEC filings and thus are subject to substantially greater uncertainty of being realized. They are based on internal estimates, are not reviewed or reported upon by any independent third party and are subject to ongoing review. Actual quantities recovered will likely differ substantially from these estimates. Factors affecting ultimate recovery of reserves include the scope of our actual drilling program, which will be directly affected by the availability of capital, drilling and production costs, commodity prices (including prevailing oil and gas prices), availability of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, field spacing rules, actual recoveries of oil and natural gas in place, length of horizontal laterals, actual drilling results, including geological and mechanical factors affecting recovery rates, and other factors. These estimates may change significantly as the development of properties provides additional data. Investors are urged to consider closely the oil and gas disclosures in the company's 2015 Annual Report on Form 10-K.

Confidentiality. Information contained herein is confidential between the Recipient of this information and Lilis Energy, Inc. It is strictly understood that this information shall not be shared with any third party without the written permission from Lilis Energy, Inc. Any dissemination or distribution of any information contained herein is strictly prohibited.

Informational Purposes. The Information contained herein as been prepared for informational purposes only and should not be construed as an offer to sell or the solicitation of an offer to buy any security. Such information includes forward looking statements, estimates and projections, which are inherently uncertain, being based on assumptions and subjective judgments which may not prove to be accurate.

No Liability. Recipients are urged to consult with their own independent financial advisors with respect to any investment. All information contained herein should be independently verified. Neither Lilis Energy, Inc. nor any of its officers, directors, members, employees or consultants, accept and liability whatsoever for any direct or consequential loss arising from any use of information contain in this presentation. Investing in securities can be speculative and can carry a high degree of risk.

IRS Circular 230 Disclosure. Lilis Energy, Inc. and its affiliates do not provide tax advice. Accordingly, and discussion of U.S. tax matters included herein (including any attachments) is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone not affiliated with Lilis Energy, Inc. of any of the matters addressed herein or for the purpose of avoiding U.S. tax-related penalties.

Strictly Private and Confidential

LILIS

Pure Play Permian Operator with Core Delaware Position  5,600 net contiguous acres (100% operated) in the core of the Delaware basin or ~35,000 net horizontal effective acres  Multi - year inventory of over 450 potential horizontal net locations  Generates strong returns in North America with 74% IRRs using the current strip (1)  When compared to its public Permian peers, LLEX has the highest Permian Basin exposure per $1 million of enterprise value (2) - providing investors significant leverage to the Permian High Growth Rate with 12 - Month Plan  Transformative valuation proposition through conversion of resource potential to production, reserves, and cash flow  Projected $46 million D&C development plan (3) calling for the drilling of 10 net wells intending to initially target the Wolfcamp B □ 12 vertical wellbores on acreage position allows for re - entry and cost savings of $2 million per well  Recently completed and flowing back first of two operated horizontal wells drilled to the Wolfcamp B with initial results expected late January / early February, commencing frack on second well  Estimate growing production to ~4,300 Boe /d by June 30, 2017 (with production remaining flat during the second of half of 2017) vs. Q3:2016 production of 459 Boe /d  Actively growing Delaware Basin acreage position of 5,600 net acres with a target of 10,000 total Delaware Basin net acres by year end 2017 Track Record of Delaware Acreage Acquisition  Assembled current 5,600 net acre position at an average cost of $4,100/acre (4)  RSP Permian acquisition of Silver Hill transacted at $47,561 / net production adjusted acre (5) – RSPP/Silver Hill acreage surrounds Lilis acreage  Since June of 2016 merger with Brushy Resources, have grown acreage footprint by ~53%  Added 500 net acres in October of 2016 and an additional 860 net acres in November of 2016 Experienced and Aligned Management Team  New management and board of directors own ~32% of the company – aligned with shareholder interests  Current management and operational teams have worked with Anadarko, Cobalt, and Occidental, EOG, Burlington, SM Energy and Quantum Resources Investment Highlights 1. Based off of strip pricing as of 1/5/17 2. Peer group consists of CPE, PE, RSPP, FANG, REN, and SM; Uses publicly available information 3. Preliminary 2017 capital plan subject to continued internal evaluation and may rely on the availability of external financing 4. After adjusting for production using $30,000 per flowing boe 5. $/acre information taken from publicly available information and includes certain transaction adjustments 3 Strictly Private and Confidential

• Delaware Basin Based Operator • Delaware Basin is now in full scale development mode • 5,600 net contiguous acres in the core of the Delaware • 450+ net identified future drilling locations (3) • Average working interest of 56% • 100% operated • Entered Delaware Basin at an attractive valuation (4) • $30,000 per flowing barrel • $4,100 per acre • Recent strategic acquisitions transacting at between ~$30,000 and ~$48,000 / net production adjusted acre • P reliminary 2017 operating capital plan focused on meaningful production and acreage footprint growth • Contemplated $46 million D&C capex budget (5) • 10 wells planned for 2017, all targeting the Wolfcamp B • 6 of which are existing vertical wellbores, allowing for re - entry and cost savings of $2 million per well • Targeting 2017 exit rate of ~4,300 boe /d vs. Q3:2016 production of 459 Boe /d • Expect to aggressively grow undeveloped acreage position at attractive per acre valuations Delaware Basin Position 4 Lilis Energy Profile (1) Lilis Energy Overview Lilis Energy Overview Share Price $4.25 Shares Outstanding 19.0 million Market Cap $80.8 million Net Fully Diluted Shares Outstanding (2) ~55.0 million Adjusted Market Cap $233.7 million 1. Based on closing price on January 26, 2017 and shares outstanding as of September 30, 2016 2. Assumes 18.5 million potentially converted preferred shares w/ accrued dividends and all “in the money” warrants convert. See page 20 for equity breakdown 3. Possible locations are calculated using required spacing as determined by observing results on wells, how they are being drilled withi n t he play and analysis of Permeability and Porosity on well logs 4. Based on transaction value of $28.3 million, transaction value = consideration paid plus approx. fair value of net assets assumed 5. Preliminary 2017 capital plan subject to continued internal evaluation and may rely on the availability of external financing Strictly Private and Confidential

Delaware Offset Well Map

LLEX Acreage and Offset Operators

- Contiguous acreage on Loving-Winkler County line in Texas and Lea County, New Mexico
- 5,600 net acres, 73% HBP
- 100% operated
- Average working interest of 56%
- 19 vertical wells & 2 Horizontal producing from multiple formations: Wolfcamp, Brushy Canyon, Bell Canyon, Strawn & Atoka
- 10 horizontal re-entries planned for 12 month budget, initially targeting the Wolfcamp
- Multiyear inventory with over 450[1] possible Horizontal Locations with implying ~35,000 net horizontal effective acres
- Acreage in blue to the right was purchased by RSP Permian from Silver Hill in 2016 for $47,561 / production adjusted acre[2] - Lilis acreage is adjacent to the Silver Hill acreage acquired by RSPP
- **Bison #1H**
  - Wolfcamp B Re-Entry
  - Total Depth of 19,581'
  - 6,897' lateral
  - 35 frac stages, 2,200 pounds of proppant per foot
  - Currently testing well
- **Grizzly #1H**
  - Wolfcamp B Re-Entry
  - Total Depth of 16,971'
  - Estimated 4,115' lateral to stimulate
  - 20 frac stages, 2,200 pounds of proppant per foot
  - Stimulation scheduled for late January 2017

LLEX Acreage and Offset Operators



RMR
ENDEAVOR
OXY
DEVON
YATES
ANADARKO
SILVER HILL
EOG
ENDEAVOR
MATADOR
LILIS ENERGY
DEVON
PANTHER
XTO
SILVER HILL
SILVER HILL
EOG
SILVER HILL
SHELL
SILVER HILL
SILVER HILL
SHELL
ANADARKO
XTO
SILVER HILL
ENERGEN
SILVER HILL
ANADARKO
ENDEAVOR
ENERGEN
SHELL
FELIX
SHELL
ANADARKO
FELIX
ANADARKO
RKI
SHELL
Lilis Energy
Grizzly #1H
4,115'
20 frac stages,
2,200' per foot
Lilis Energy
Bison #1H
6,897'
35 frac stages
Currently testing

- Lilis Energy acreage in Yellow
- RSP Permian acquisition of Silver Hill in Blue

1. Possible locations are calculated using required spacing as determined by observing results on wells, how they are being drilled within the play and analysis of Permeability and Porosity on well log
2. $/acre information taken from publicly available information and includes certain transaction adjustments

LILIS

Strictly Private and Confidential
5

Strong Offset Well Results and Recent Transactions Support Value Mewbourne Harrison 43 W102 5,285’ IP30: 977 Boe /d Loving Lea Concho Gunner Fed 5H IP30: 1,306 Boe /d Silver Hill Bullet 27 - 11 2H 5,384’ IP30: 940 Boe /d Devon Ragin Cajun 2H 5,285’ IP30: 898 Boe /d Anadarko H&T 75 - 24 2H 5,279’ IP30: 1,148 Boe /d 1 5 8 7 6 2 9 10 4 XTO Block 21 1803H 4,074’ IP30: 1,112 Boe /d RSPP / Silver Hill $47,561 / acre 10/13/16 11 Concho Coachman Fee 4H IP24: 1,142 Boe /d 6 Winkler 1 1. Publicly available information, investor presentations, Texas Railroad Commission, HDPI Drillinginfo and LLEX internal company database Strictly Private and Confidential Lilis Energy Grizzly #1H 4,115’ 20 frac stages, 2,200’ per foot Lilis Energy Bison #1H 6,897’ 35 frac stages Currently testing 3 Mewbourne University B201 4,391’ IP30: 850 Boe /d 12 Endurance White Falcon 16 #1H IP30: 1,813 Boe /d Energen Falcon State # 1H 4,850’ IP30: 818 Boe /d Silver Hill Ludeman D 302H 7,247’ IIP30: 1,335 Boe /d Silver Hill Ludeman D 102H 7,486’ IP30: 1,361 Boe /d Brushy Canyon Avalon Wolfcamp A Wolfcamp B 2nd Bone Spring 3rd Bone Spring

RSPP / Silver Hill Transaction: Analogous to LLEX Assets

RSPP / Silver Hill Transaction Overview

- October 2016 – RSP Permian (RSPP) and Silver Hill Energy Partners I and II (Silver Hill) announced purchase and sale agreements in which RSPP acquired 41,000 net acres in the Delaware Basin for total consideration of ~$2.40 Billion
- ~80% operated and over 80% working interest in operated acreage; conducive to long lateral development
- Current production of ~15,000 boe/d (69% oil; 86% liquids)
- ~250,000 net effective horizontal acres including Wolfcamp B, Lower and Upper (XY) Wolfcamp A, 3rd Bone Spring, 2 Bone Spring, Avalon and Brushy Canyon
- ~3,200 gross / ~1,950 net drilling locations
- Assets directly offset LLEX's assets
- **As illustrated in the map to the right, LLEX's Wolfcamp depth is analogous to the Silver Hill acreage acquired by RSP Permian**

Wolfcamp Depth: Delaware Basin[1]



Northwest Shelf
San Simon Channel
Gaines
RSPP / Silver Hill Acreage $47,561 / acre(2)
LLEX Acreage
Lea
Andrews
Central Basin Platform
Delaware Basin
NEW MEXICO
TEXAS
Loving
Winkler
Culberson
Ward
Reeves
Pecos
SILVER HILL ACREAGE
WOLFCAMP STRUCTURE (TVDSS)
CONTOUR INTERVAL = 500

1. RSPP /Silver Hill investor presentation: publicly available information
2. $/Acre information taken from publicly available information and includes certain transaction adjustments

Strictly Private and Confidential
7

LILIS

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Nov-13 May-14 Dec-14 Jul-15 Jan-16 Aug-16 Feb-17 Recent Highlighted Transactions • Recent transactions up to ~$55,000 per acre – highlighted by RSPP’s acquisition of Silver Hill for acreage that directly offsets and surrounds LLEX’s acreage footprint – Silver Hill is a direct offset to LLEX’s position – RSPP paid $47,561 / acre after adjusting for production Delaware Basin Transaction Value / Net Acre Since January 1, 2014 (1) 1. $/Acre information taken from publicly available information and includes certain transaction adjustments Mean $22,038 RSPP/Silver Hill $47,561 8 Strictly Private and Confidential

Lilis Energy: Net Effective Acres and Drilling Locations

Over 450+ Net Delaware Well Locations Provide Multi-Year Inventory[1]

- Internal geologic analysis suggests multi stacked pay development per section is approximately 52 wells
- On current acreage position, stacked pay could result in over 450 net wells of inventory equating to up to ~35,000 net horizontal effective acres
- Offset operators such as RSPP, CXO, MTDR, EOG, EGN, APA, and PDCE have touted the multi-stack potential in the Delaware Basin

Zones Being Touted by Offset Operators[2]

Zones														
Lamar/Bell Canyon														
Cherry Canyon														
Brushy Canyon		✓	✓	✓										
Avalon Shale	✓	✓			✓	✓								✓
1st Bone Spring	✓	✓	✓	✓	✓	✓	✓		✓					✓
2nd Bone Spring	✓	✓	✓	✓	✓	✓	✓		✓		✓			
3rd Bone Spring	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓		
Upper (XY)/Lower Wolfcamp A	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Wolfcamp B	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓	
Wolfcamp C	✓			✓				✓		✓			✓	
Wolfcamp D	✓		✓											
Strawn														
Atoka														
Total	8	7	7	7	6	6	5	4	4	4	3	3	3	3

Lilis Inventory Zones and Spacing



Brushy Canyon
Avalon Shale
2nd Bone Spring
3rd Bone Spring/
Wolfcamp XY
Wolfcamp A
Wolfcamp B
Wolfcamp C

(1) Assumes 52 wells per section (640 acre section)
(2) Source: RSPP / Silver Hill investor presentation, investor presentations, wall street research & Johnson Rice research

Strictly Private and Confidential
9

LILIS

10 Lilis Energy – Strong Well Economics • Gross CapEx : $6.0 million • Lateral Length: 5,280’ (1mile) • IP BOPD: 1,000 • Frac stages: 29 • B factor (2 - stream): 1.2 • Well level IRR (1) : 74% • Cash on cash breakeven: 1.5 years • Near - term growth leveraged to oil projects • Wells targeting the Wolfcamp B are expected to generate strong returns at current pricing and beyond Oil 80% Dry Gas 20% EUR: 738mboe Wolfcamp B EUR 738 Mboe - Type Curve Assumptions (1) 1. Assumptions based off of internal geologist and reserve engineering reports; Based off of strip pricing as of 1/5/2017 2 - Stream Breakout (1) Expected IRR Sensitivities (1) Gross EUR ( Mboe ) 1 Mile Lateral 1.5 Mile Lateral Gross CWC Capex ($MM ) 738 923 $6 74% 77% $8 $7 46% 58% $9 $8 32% 45% $10 Strictly Private and Confidential

Strategic Advantage

Significant Value in Delaware

- Vertical wellbores allow for horizontal re-entry
  - Reducing completed well costs by ~$2 million per well
- Extensive well control
  - No seismic or pilot holes required
- Full suite of logs penetrate **entire** Wolfcamp interval
- Target formation cuttings scientifically analyzed
- Field infrastructure and takeaway capacity in-place

Existing Well Logs



19
16
14
10
Wolfcamp
Bone Springs
Avalon
Delaware

Cost Reduction Initiatives

- Awaiting approvals for salt water disposal well – results in significant cost savings / LOE reduction
- Energy Transfer Partners natural gas transportation capacity through 2017 – provides potential natural gas takeaway capacity that ties to ~7,500 boe/d
- Evaluating gas gathering options
  - Ensuring capacity
  - Removing existing rentals

Strictly Private and Confidential

11

LILIS

Preliminary 2017 Development Plan

Preliminary Development Strategy

- Projected $46 million[2] D&C capex program to drill 10 net wells
- Initially utilize 6 of existing 12 vertical wellbores to complete re-entry program, targeting the Wolfcamp formation
- Re-entry strategy provides ~$2 million of cost savings per well, enhancing returns and well economics

Maximizing Resource Recovery

- Evolving drilling and completion techniques, lateral length and well spacing generating significant production and EUR enhancement
- 6 re-entry locations capable of testing extended laterals
- Exit 2017 production rate projected over 4,300 boe/d

EUR[1] by Formation (Mboe)



Wolfcamp: 1.5 Mile
Wolfcamp: 1 Mile
Bone Springs
Avalon
923
738
500
500
Wolfcamp: 1.5 Mile
Wolfcamp: 1 Mile
Bone Springs
Avalon

Budget Focus and Drivers

- **Minimize D&C Cost** ✓
- **Oily asset base** ✓
- **Convert resource potential to production and cash flow** ✓
- **Grow acreage position** ✓

2017 Capital Allocation



Delaware Basin
100%

1. See forward looking statements for explanations of EUR and resource potential
2. Preliminary 2017 capital plan subject to continued internal evaluation and may rely on the availability of external financing

LILIS

Strictly Private and Confidential
12

Recent Financial Activity

Acquisitions

Acreage Acquisitions

- Since its merger, Lilis has increased its Delaware Basin acreage position by ~53%
- November 7, 2016 – added 860 net contiguous acres further expanding Delaware Basin footprint
- October 13, 2016 – added 500 net acres and ~690 net mcf per day

Financing

Closed Equity Financing

- Raised $24 million of equity consisting of $20 million of Series B convertible and ~$4 million of convertible notes

Closed Debt Financing

- Initial draw of $31 million, 6% interest
- $50 million term debt (currently has $19 million of potentially available funds)

In connection with the merger, Lilis has restructured a total of ~ $60 million of debt and preferred securities

Strictly Private and Confidential

13

LILIS

Pure Play Delaware Basin Operator: Leveraged to the Permian • When compared to other public Permian peers, LLEX has the highest Permian Basin exposure per $1 million of enterprise value (1) • LLEX’s leverage to the Permian is 1.9x greater than its peer average Net Permian Basin Acres Per $1 Million of Enterprise Value (2) 1. LLEX enterprise value a ssumes 18.5 million potentially converted preferred shares w/ accrued dividends and all “in the money” warrants convert. See page 20 fo r equity breakdown 2. Peers consist of CPE, PE, FANG, RSPP, REN, SM, and Rosehill. Publicly available information; Prices as of 1/26/17; Shares out sta nding, outstanding indebtedness, preferred stock, and cash as of Q3:2016 adjusted for certain business transactions 14 Strictly Private and Confidential - 5.0 10.0 15.0 20.0 25.0 30.0 Lilis Energy Peer 1 Peer 2 Peer 3 Average Peer 4 Peer 5 Peer 6 Peer 7

Pure Play Permian Operator with Core Delaware Position  5,600 net contiguous acres (100% operated) in the core of the Delaware basin or ~35,000 net horizontal effective acres  Multi - year inventory of over 450 potential horizontal net locations  Generates strong returns in North America with 74% IRRs using the current strip (1)  When compared to its public Permian peers, LLEX has the highest Permian Basin exposure per $1 million of enterprise value (2) - providing investors significant leverage to the Permian High Growth Rate with 12 - Month Plan  Transformative valuation proposition through conversion of resource potential to production, reserves, and cash flow  Projected $46 million D&C development plan (3) calling for the drilling of 10 net wells intending to initially target the Wolfcamp B □ 12 vertical wellbores on acreage position allows for re - entry and cost savings of $2 million per well  Recently completed and flowing back first of two operated horizontal wells drilled to the Wolfcamp B with initial results expected late January / early February, commencing frack on second well  Estimate growing production to ~4,300 Boe /d by June 30, 2017 (with production remaining flat during the second of half of 2017) vs. Q3:2016 production of 459 Boe /d  Actively growing Delaware Basin acreage position of 5,600 net acres with a target of 10,000 total Delaware Basin net acres by year end 2017 Track Record of Delaware Acreage Acquisition  Assembled current 5,600 net acre position at an average cost of $4,100/acre (4)  RSP Permian acquisition of Silver Hill transacted at $47,561 / net production adjusted acre (5) – RSPP/Silver Hill acreage surrounds Lilis acreage  Since June of 2016 merger with Brushy Resources, have grown acreage footprint by ~53%  Added 500 net acres in October of 2016 and an additional 860 net acres in November of 2016 Experienced and Aligned Management Team  New management and board of directors own ~32% of the company – aligned with shareholder interests  Current management and operational teams have worked with Anadarko, Cobalt, and Occidental, EOG, Burlington, SM Energy and Quantum Resources Investment Highlights 1. Based off of strip pricing as of 1/5/17 2. Peer group consists of CPE, PE, RSPP, FANG, REN, and SM; Uses publicly available information 3. Preliminary 2017 capital plan subject to continued internal evaluation and may rely on the availability of external financing 4. After adjusting for production using $30,000 per flowing boe 5. $/acre information taken from publicly available information and includes certain transaction adjustments 15 Strictly Private and Confidential

Appendix Strictly Private and Confidential

LLEX Management Team

Abraham "Avi" Mirman Director and CEO	Mr. Mirman has an extensive 20-year background in the securities industry and was appointed CEO in April 2014, after serving as the Company's President beginning in September 2013. Mr. Mirman was appointed to Lilis Energy's Board of Directors in September 2014. Previously, Mr. Mirman served as the Managing Director, Investment Banking at T.R. Winston & Company, LLC from April 2013 to October 2014. He and TRW completed over $85.0 million of financing and debt restructuring for Lilis Energy. Between 2006 and 2011, Mr. Mirman served as Chairman of the Board of Cresta Capital Strategies LLC; between 2011 and 2012, he served as Head of Investment Banking at BMA Securities; and between 2012 and February 2013, he served as Head of Investment Banking at John Thomas Financial. Mr. Mirman has extensive experience in financial and securities matters, and obtaining financing for and providing financial advisory services to micro-cap public companies, including oil and gas and other energy companies. Mr. Mirman graduated from the State University of New York at Buffalo with a B.S. in Political Science.
Joseph C. Daches EVP, CFO & Treasurer	Mr. Daches is a licensed CPA with over 20 years of experience and expertise in directing strategy, accounting and finance in primarily small and mid-size oil and gas companies. Prior to joining Lilis Energy Inc., Mr. Daches held the position of CFO at Magnum Hunter Resources ("MHR") where he concluded his tenure by successfully guiding MHR through a restructuring and upon emergence was appointed Co-CEO by the new Board of Directors. Mr. Daches has helped guide several oil and gas companies through financial strategy activities, capital raises, and both public and private offerings. Mr. Daches possesses significant business experience and knowledge related to the oil and gas industry, including A&D transactions, oil and gas reporting, SEC reporting, corporate governance and compliance, budgeting and business valuations. Mr. Daches holds a Bachelor of Science in accounting and is a licensed CPA in Texas.
Brennan Short EVP, COO	Mr. Short is a petroleum engineer with 20 years of domestic oil/gas exploration and production operations, field supervision, management and petroleum engineering consulting experience. Prior to joining Lilis Energy, Mr. Short worked for Conoco, EOG Resources, FINA and Burlington Resources in various production operations and field positions. Mr. Short earned his Bachelor's degree in Petroleum Engineering from Texas A&M University
Ariella Fuchs EVP, General Counsel & Secretary	Ms. Fuchs joined Lilis Energy in March 2015. Previously, Ms. Fuchs served as an associate with Baker Botts L.L.P., specializing in securities transactions and corporate governance and an associate at White & Case LLP and Dewey and LeBoeuf LLP in the firm's mergers and acquisitions groups. Ms. Fuchs received a J.D. degree from New York Law School and a B.A. degree in Political Science from Tufts University.
Seth Blackwell EVP, Land & Business Development	Mr. Blackwell is a Professional Landman with extensive knowledge and experience in all facets of land management. Prior to joining the Lilis team, Mr. Blackwell held the position of Vice President of Land for XOG Resources where he managed all land and business development efforts. Prior to that, he gained exposure to multiple oil and gas basin in the US while working for Occidental Petroleum. Mr. Blackwell holds a Bachelor's Degree in Business Management from Fort Hays State University and is an active member of the American Association of Professional Landman, North Houston Association of Professional Landman and the Houston Association of Professional Landman.
Wobbe Ploegsma VP of IR & Capital Markets	Mr. Ploegsma has over 10 years of finance and energy investment banking related experience. Prior to joining Lilis Energy, Mr. Ploegsma held various positions with Growth Capital Partners, Tudor Pickering Holt & Co., MLV & Co. and FBR Capital Markets. Mr. Ploegsma received his undergraduate degree in Business Administration from Trinity University and his MBA from Rice University's Jones School of Business.
Mary Hughes Senior Geologist	Mrs. Hughes joined Lilis Energy in 2017 as an experienced petroleum geologist focused on exploration and optimizing development projects. Mrs. Hughes' previous roles have included new ventures exploration, lead operations geologist, and field geology with Apache Corporation and Activa Resources. Mrs. Hughes earned a B.S. Geology degree from Sam Houston State University and an M.S. Geology from University of Texas at San Antonio. Mrs. Hughes currently serves as Secretary for the South Texas Geological Society and is an active member of American Association of Petroleum Geologists.

17

LILIS

LLEX Board of Directors

Ronald D. Ormand **Executive Chairman**	Mr. Ormand brings more than 34 years of industry experience. Mr. Ormand has completed over $25 billion of capital markets and $10 billion of financial advisory transactions as both a principal and banker. Mr. Ormand was a co-founder and senior executive at Magnum Hunter Resources Corporation (NYSE: MHR). While with MHR, Mr. Ormand executed a strategy to grow MHR from sub-$30 million enterprise value to over $3.2 billion in 4 ½ years. Mr. Ormand has served as a member of numerous Board of Directors, most recently the Executive Chairman of the Board of MLV & Co., where he oversaw and led the acquisition of MLV by FBR Capital Markets (NASDAQ:FBRC).
Abraham "Avi" Mirman **Chief Executive Officer & Director**	Mr. Mirman has an extensive 20-year background in the securities industry and was appointed CEO in April 2014, after serving as the Company's President beginning in September 2013. Mr. Mirman was appointed to Lilis Energy's Board of Directors in September 2014. Previously, Mr. Mirman served as the Managing Director, Investment Banking at T.R. Winston & Company, LLC from April 2013 to October 2014. He and TRW completed over $85.0 million of financing and debt restructuring for Lilis Energy. Between 2006 and 2011, Mr. Mirman served as Chairman of the Board of Cresta Capital Strategies LLC; between 2011 and 2012, he served as Head of Investment Banking at BMA Securities; and between 2012 and February 2013, he served as Head of Investment Banking at John Thomas Financial. Mr. Mirman has extensive experience in financial and securities matters, and obtaining financing for and providing financial advisory services to micro-cap public companies, including oil and gas and other energy companies. Mr. Mirman graduated from the State University of New York at Buffalo with a B.S. in Political Science.
Gen. Merrill A McPeak **(USAF Retired)** **Director**	General McPeak served as the fourteenth chief of staff of the U.S. Air Force and flew 269 combat missions in Vietnam during his distinguished 37-year military career. Following retirement from active service in 1994, General McPeak launched a second career in business.
Peter Benz **Director**	Mr. Benz brings more than 25 years of experience in investment banking and corporate advisory services for emerging growth companies in the areas of financing, mergers and acquisition, funding strategy and general corporate development. Mr. Benz currently serves as Chief Executive Officer of Viking Asset Management, LLC.
Nuno Brandolini **Director**	Mr. Brandolini was appointed to Lilis Energy's Board of Directors beginning in February 2014. Mr. Brandolini is a general partner of Scorpion Capital Partners, L.P., a private equity firm organized as a small business investment company (SBIC).
R. Glenn Dawson **Director**	Mr. Dawson brings 35 years of oil and gas and management experience in North American hydrocarbon basins. Mr. Dawson is the founder of several TSX listed oil and gas companies and has successfully built and sold to larger entities at significant multiples to invested capital.

18

19 Capitalization Strictly Private and Confidential Capitalization ($ in thousands) Pro Forma (1) 9/30/2016 Cash $28,703 Long Term Debt Term Debt (face value) $31,000 Note Payable – SOS Ventures $1,000 Total Debt $32,000 Conditionally Redeemable 6% Preferred Stock $1,817 Stockholders Equity Series B Preferred Equity (carrying value) $16,604 Common Equity (par value) $2 Additional Paid - On Capital $213,166 Accumulated Deficit ($212,657) Total Stockholders Equity $17,115 Total Capitalization $50,932 1. Pro forma for post - 9/30/16 draw on Term Loan Facility; does not include any accumulated discounts or commitment fees

20 Equity Share Count Breakdown Shares Potential Proceeds Equity Shares outstanding at 9 - 30 - 16 19,013,602 6% Series B Convertible Preferred stock – w/ dividends 18,478,788 Warrants - Preferred Stock Series B ( $0.01 ) 2,840,912 $28,409 Adjusted Shares Outstanding 40,333,302 Dilutives Warrants - "in the money" Average Price ( $2.19 ) 5,200,904 $11,389,980 Warrants - Preferred Stock Series B ( $2.50 ) 6,249,997 15,624,993 Options - "in of the money" ( $1.38 ) 3,045,000 4,202,100 Restricted stock units 159,583 N/A Total 14,655,484 Total Net Diluted Shares 54,988,786 $31,245,482 Diluted Share Count as of 9/30/16 Strictly Private and Confidential

LILIS ENERGY

OTC | **LLEX**

Wobbe Ploegsma
VP of Investor Relations & Capital Markets
ir@lilisenergy.com
210.999.5400

CorProminence
David Boral
davidb@coreir.com
512.222.2560